UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Apellis Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38276	27-1537290
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6400 Westwind Way, Suite A Crestwood, KY		40014
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (502) 241-4114

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 1, 2019, the Board of Directors (the “Board”) of Apellis Pharmaceuticals, Inc. (the “Company”) adopted an Executive Separation Benefits and Retention Plan (the “Separation Benefits Plan”). The Separation Benefits Plan applies to the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer, the Chief Operating Officer, the Chief Medical Officer, the Chief Innovation Officer, certain other executive officers of the Company and any other employee of the Company designated as such by the Board (each a “C-Level Officer”) and certain other employees of the Company who hold a title of Vice President or higher (together with the C-Level Officers, the “Covered Employees” and each a “Covered Employee”).

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of a Covered Employee employment by the Company other than for cause or (ii) a resignation by such Covered Employee for good reason upon a Change in Control upon or within 12 months following a Change in Control (as defined) (the “CIC Period”). Except as specifically provided in the Separation Benefits Plan, the separation benefits set forth in the Separation Benefits Plan supersede the provisions of any agreements between any Covered Employee and the Company that provide for severance benefits.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a Covered Employee’s employment is terminated by the Company other than for cause, which termination does not occur during a CIC Period, the Company will be obligated to:

•	continue to pay the Covered Employee’s monthly base salary for a period (the “Severance Period”) of (i) 12 months, in the case of the CEO, (ii) nine months, in the case of the other C-Level Officers, or (iii) 26 weeks, in the case of other Covered Employees; and

•	provided that the Covered Employee is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such Covered Employee’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the Severance Period; provided, however, that in the event the Covered Employee becomes eligible during the Severance Period for group health insurance coverage through another employer, the Company’s obligation to make monthly premium payments shall end when the new employment begins.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, during the CIC Period, a Covered Employee’s employment is terminated by the Company other than for cause, or the Covered Employee resigns for good reason, the Company will be obligated to:

•	pay a lump sum equal to the Covered Employee’s monthly base salary for a period (the “CIC Severance Period) of (i) 18 months, in the case of the CEO, (ii) 12 months, in the case of the other C-Level Officers, or (iii) 26 weeks, in the case of other Covered Employees;

•	pay to C-Level Officers a lump sum equal to 150%, in the case of the CEO, or (ii) 100%, in the case of other C-Level Officers, of such C-Level Officers’ target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals applicable to such target bonus had been established or satisfied at the date of termination.

•	provided that the Covered Employee is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such Covered Employee’s behalf the share of the monthly premiums for such coverage that it pays for active and similarly situated employees receiving the same type of coverage during the CIC Severance Period; provided, however, that in the event the Covered Employee becomes eligible during the CIC Severance Period for group health insurance coverage through another employer, the Company’s obligation to make monthly premium payments shall end when the new employment begins;

•	arrange and pay for reasonable outplacement services for the Covered Employee; and

•	accelerate the vesting of all equity awards, other than terms more favorable to the Covered Employee, effective as of the date of termination, held by such Covered Employee at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that such equity awards shall become 100% vested.

The Separation Benefits Plan will be administered by the Board. The Board may amend, modify, or terminate the Separation Benefits Plan at any time in its sole discretion; provided that (a) any such amendment, modification or termination made prior to a Change in Control that adversely affects the rights of any Covered Employee must be unanimously approved by the Board, including the CEO, (b) no such amendment, modification or termination may affect the rights of a Covered Employee then receiving payments or benefits under the Separation Benefits Plan without the consent of such Covered Employee, and (c) no such amendment, modification or termination made after a Change in Control will be effective for one year from the date of the Change in Control.

The foregoing description of the Separation Benefits Plan does not purport to be complete and is qualified in its entirety by reference to the Separation Benefits Plan, a copy of which is attached hereto and filed herewith as Exhibit 10.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Apellis Pharmaceuticals, Inc. Executive Separation Benefits and Retention Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apellis Pharmaceuticals, Inc.

Date: October 7, 2019	By:	/s/ Cedric Francois
Cedric Francois, M.D., Ph.D.
President and Chief Executive Officer